Exhibit 99.3

Ventus Holdings, LLC and Subsidiaries

Consolidated Financial Statements

December 31, 2019

Ventus Holdings, LLC and Subsidiaries

Index to Consolidated Financial Statements

December 31, 2019

Page(s)

Independent Auditor’s Report	1-2

Financial Statements:

Consolidated Balance Sheet	3

Consolidated Statement of Operations	4

Consolidated Statement of Changes in Members’ Equity	5

Consolidated Statement of Cash Flows	6

Notes to Consolidated Financial Statements	7 -16

REYNOLDS + ROWELLA

ACCOUNTING AND CONSULTING

Independent Auditor's Report

To the Members of

Ventus Holdings, LLC

and Subsidiaries

Norwalk, Connecticut

We have audited the accompanying consolidated financial statements of Ventus Holdings, LLC and Subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2019, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

90 Grove Street | Ridgefield, CT 06877 | 203 438 0161 f 203 431 3570

51 Locust Avenue | New Canaan, CT 06840 | 203 972 5191

reynoldsrowella.com

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ventus Holdings, LLC and Subsidiaries as of December 31, 2019, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Reynolds + Rowella, LLP
Reynolds + Rowella, LLP

New Canaan, Connecticut

February 2, 2021

2

Ventus Holdings, LLC and Subsidiaries

Consolidated Balance Sheet

As of December 31, 2019

Assets
Current Assets:
Cash and cash equivalents	$708,657
Accounts receivable	4,887,159
Inventory	1,491,684
Prepaid expenses and other current assets	604,274
Total Current Assets	7,691,774

Property and equipment, net	17,500,013
Capitalized software costs, net	1,513,779
Security deposit	252,002
Total Assets	$26,957,568

Liabilities and Members' Equity
Current Liabilities:
Accounts payable	$2,301,173
Accrued expenses	579,559
Deferred revenue	1,437,297
Note payable, current portion	4,237,630
Capital leases, current portion	619,672
Total Current Liabilities	9,175,331

Note payable, less current portion	6,264,670
Capital leases, less current portion	509,231
Total Liabilities	15,949,232

Members' Equity	11,008,336
Total Liabilities and Members' Equity	$26,957,568

See accompanying notes to consolidated financial statements.

3

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Operations

For the Year Ended December 31, 2019

Net Revenues	$47,106,549
Cost of Goods and Services	11,660,766
Gross Profit	35,445,783

Operating Expenses:
Selling, general and administrative expenses	18,196,838
Depreciation and amortization	4,010,925
Research and development	130,956
Advertising	70,323
Total Operation Expenses	22,409,042
Income From Operations	13,036,741

Other Income (Expenses):
Other income	135
Interest expense	(530,510)
Total Other Expenses, Net	(530,375)

Net Income	$12,506,366

See accompanying notes to consolidated financial statements.

4

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Equity

For the Year Ended December 31, 2019

Total Members' Equity
December 31, 2018	$13,242,412
Distributions to members	(14,740,442)
Net income	12,506,366
December 31, 2019	$11,008,336

See accompanying notes to consolidated financial statements.

5

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2019

Operating Activities
Net income	$12,506,366
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,010,925
Security deposit	(65)
Changes in operating assets and liabilities:
Accounts receivable	31,637
Inventory	(346,417)
Prepaid expenses and other current assets	125,370
Accounts payable	(42,856)
Accrued expenses	(129,136)
Deferred rent	1,754
Deferred revenue	(217,454)
Net Cash Provided by Operating Activities	15,940,124
Investing Activities
Purchases of property and equipment	(3,896,753)
Cost of software development, net	(550,163)
Net Cash Used in Investing Activities	(4,446,916)
Financing Activities
Borrowings/Repayments on line of credit, net	6,630,000
Repayments of note payable — bank, net	(3,462,538)
Distributions to members	(14,070,172)
Net Cash Used in Financing Activities	(10,902,710)

Net Change in Cash and Cash Equivalents	590,498
Cash and Cash Equivalents, Beginning of Year	118,159
Cash and Cash Equivalents, End of Year	$708,657

Supplemental Disclosure of Non-Cash Financing Activities:
Distribution of receivable due from member	$670,270

See accompanying notes to consolidated financial statements.

6

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

1.	Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Ventus Holdings, LLC and Subsidiaries (the “Company”) is a provider of customized managed network services for distributed enterprises. The Company's managed network services are utilized for the deployment of all types of networked devices across the financial, office, retail, and hospitality sectors including automated teller machines, point of sale equipment, and automated kiosks. These aggregated services are delivered to our customers as a complete Network-as-a-Service solution which includes network design, network testing, hardware procurement, field services, maintenance, monitoring, reporting, technical support, and electronic billing. The Company also conducts certain business activities under the names Ventus Wireless LLC, Ventus Networks, LLC, Kick Wireless Services LLC, Ventus IP Holdings LLC, Ventus Wireless Services, Inc. Ventus Technologies LLC, Vclipz, and Ventus Wireless CA, Inc.

Principles of Consolidation

The consolidated financial statements include the accounts of Ventus Holdings, LLC’s wholly owned subsidiaries: Ventus Wireless LLC, Ventus Technologies, LLC, Kick Wireless Services, LLC and the related entities; Ventus Networks LLC, Ventus IP Holdings LLC, Ventus Wireless Services, Inc, Ventus Wireless CA, Inc, and VClipz, Inc. All inter-company accounts and transactions have been eliminated in the consolidation of these subsidiaries.

Revenue Recognition

Effective January 1, 2019, the Company adopted ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC 606”), as amended using the modified retrospective method.  Under ASC 606, revenue from contracts with customers is recognized when control of the promised goods or services is transferred to the customers, in an amount that reflects the consideration, and the Company expects to be entitled to in exchange for those goods or services.

The Company follows a five-step model to (a) identify the contract with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when (or as) the Company satisfies a performance obligation.  In determining the transaction price, the Company includes variable consideration only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved. Upon adoption, there was no impact on how the Company has recognized revenue previously or on opening members’ equity.

The Company’s primary source of revenues are (1) the sale of equipment and (2) services rendered related to the equipment. The Company’s customers may return equipment for an exchange or service. However, an allowance is not recorded at the time of sale because the Company believes that returns are minimal based on historical experience.

7

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Service Revenue:

Generally, service revenues are billed on the first of the month and are recognized as revenue when the services are rendered, and the revenue recognition criteria have been met. Amounts that have been invoiced are recorded in accounts receivable and deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

Equipment or Product Revenue:

In connection with its managed network services, the Company may sell customers proprietary cellular and broadband routers. Such equipment is generally billed upon shipment to the customer.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2019.

Accounts Receivable

Accounts receivable are carried at original invoiced amounts less an estimate made for an allowance for doubtful accounts. The allowance for doubtful accounts is determined based on a review of outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer balances and considering the customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as a reduction to bad debt expense when received.

Overdue accounts receivable balances accrue finance charges at a rate of 1.5% per month. The Company considers all accounts receivable balances to be fully collectible as of December 31, 2019, and therefore no allowance for doubtful accounts was considered necessary.

Inventories

Inventory consists primarily of assembled network routers and spare parts which are valued at lower of cost or market, with cost being determined by the weighted-average cost method.

Property and Equipment, Net

Property and equipment are carried at historical cost, less accumulated depreciation. Depreciation of property and equipment is recorded using the straight-line method based on the following estimated useful lives:

Years
Network routers	7–10
Furniture and fixtures	5–7
Computer equipment	5
Vehicles	3-5

8

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Capitalized Software and Development Costs, Net

Costs incurred during the application development phase of internally developed software are capitalized only when the Company believes it is probable the development will result in new or additional functionality. Capitalized internally developed software is amortized on a straight-line basis over its estimated life of 3 to 5 years once it is placed into service. Capitalized costs during the application development phase may include employee compensation and third-party consulting and related development costs. Costs related to the preliminary project phase and post-implementation activities are expensed as incurred.

Long-Lived Assets and Impairment Assessment

The Company evaluates long-lived assets for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. This includes but is not limited to significant adverse changes in business climate, market conditions, or other events that indicate an asset's carrying amount may not be recoverable. If such review indicates that the carrying amount of long-lived assets are not recoverable, the carrying amount of such assets is reduced to its estimated fair value.

Research and Development

Research and development expenditures which are expensed as incurred, were $130,956 for the year ended December 31, 2019.

Advertising Costs

Advertising costs are expensed as incurred, and are included in selling, general and administrative expenses in the consolidated statement of operations. Advertising expenses for the year ended December 31, 2019 were $70,323.

Shipping and Handling Costs

Shipping and handling costs are included in cost of goods and services.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Accordingly, federal income taxes are not payable, or provided for, by the Company. Members are taxed individually on their shares of the Company's earnings. The Company's net income or loss is allocated among the members in accordance with the Company's operating agreement. Accordingly, the financial statements do not reflect a provision for income taxes. The Company's income tax returns for 2017, 2018 and 2019 are subject to audit by the taxing authorities.

9

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Management has evaluated the Company’s tax positions and concluded that the Company has taken no uncertain tax positions that require adjustment to or disclosures in the financial statements.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In April 2015, the FASB issued Accounting Standards Update No. 2015-05, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement, to help entities evaluate the accounting for fees paid by a customer in a cloud computing arrangement (hosting arrangement) by providing guidance for determining when the arrangement includes a software license. The amendments are effective for annual reporting periods beginning after December 15, 2020, and interim periods within annual periods beginning after December 15, 2021 and early adoption is permitted. The Company is currently evaluating the impact that the updates to the standard will have on its financial statements upon adoption.

In February 2016, the FASB issued ASU 2016-02, Leases (ASU 2016-02), which requires lessees to include most operating leases on the balance sheet. ASU 2016-02, as amended by ASU 2020-05 is effective for fiscal years (and interim reporting periods within those years) beginning after December 15, 2021 and early adoption is permitted. The Company is currently evaluating the impact the standard will have on its financial statements upon adoption.

Events Occurring After Reporting Date

The Company has evaluated events and transactions occurring between December 31, 2019 and February 2, 2021, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

On March 11, 2020, the World Health Organization declared a pandemic related to the rapidly spreading coronavirus (COVID-19) outbreak, which has led to a global health emergency. The public-health impact of the outbreak is currently unknown and rapidly evolving, and the related health crisis could adversely affect the global economy resulting in an economic downturn. Accordingly, there is no assurance that the outbreak will not have a material adverse impact on the future results of the Company.

10

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2.	Inventories

Inventories at December 31, 2019 consisted of the following:

Routers	$1,187,633
Spare parts	304,051
Total	$1,491,684

3.	Property and Equipment, Net

Property and equipment, net at December 31, 2019 consisted of the following:

Network routers	$28,456,731
Computer and equipment	5,603,217
Furniture and leasehold improvements	1,661,464
Router molds, tooling and dies	424,010
Vehicles	126,092
Total property and equipment, at cost	36,271,514

Less: accumulated depreciation and amortization	(18,771,501)
Property and equipment, net	$17,500,013

Depreciation and amortization expense pertaining to property and equipment for the year ended December 31, 2019 was $3,842,727.

4.	Capitalized Software and Development, Net

Capitalized software and development costs, net at December 31, 2019 consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Amount
Amortizable intangible asset capitalized software costs	$1,681,977	$(168,198)	$1,513,779
Total	$1,681,977	$(168,198)	$1,513,779

Amortization of expense pertaining to capitalized software and development cost for the year ended December 31, 2019 was $168,198.

11

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

The estimated amortization expense for the next five years ended December 31 is as follows:

2020	$336,395
2021	336,395
2022	336,395
2023	336,395
2024	168,199
Total estimated amotization expense	$1,513,779

5.	Capital Leases

The Company leases vehicles and equipment under various non-cancelable capital leases expiring at various times. Amortization related to the leased assets is included in depreciation and amortization expense. The future minimum annual payments under capital lease arrangements as of December 31, 2019 are as follows:

2020	$619,672
2021	509,231
Total Future Lease Payments	$1,128,903

As of December 31, 2019, capital leases included in property and equipment in the consolidated balance sheet consisted of:

Equipment	$1,205,557
Vehicles	126,092
Total property and equipment under capital lease	1,331,649

Less: Accumulated depreciation	(475,051)
Property and equipment under capital lease, net	$856,598

6.	Revolving Line of Credit

In March 2017, the Company amended its credit agreement with a financial institution which increased the revolving line of credit (the “The Credit Line”) from $1,750,000 to $2,500,000. The Credit Line was renewed on December 14, 2018 and extends through September 30, 2020. The credit facility provides for a revolving line of credit equal to the lesser of $2,500,000 or the borrowing base as defined. The Credit Line is collateralized by substantially all of the Company’s assets and is guaranteed by a Member of the Company. The Line of Credit includes certain financial and non-financial covenants. Interest on outstanding borrowings is payable monthly at the LIBOR daily floating rate plus 2.50%. At December 31, 2019, the Company had no borrowings outstanding under the Line of Credit.

12

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

7.	Long-Term Debt

Long-term debt at December 31, 2019 consisted of the following:

Notes Payable – Term Loans

On March 18, 2019, the Company entered into a revolving line of credit facility (“Facility No. 1”) in the amount of $8,000,000. Facility No.1 is available to the Company between March 19, 2019 and March 18, 2023. Interest is payable on any outstanding borrowing which is equal to the LIBOR Daily Floating Rate plus 2.50%. Facility No.1 includes certain financial and non-financial covenants and is collateralized by substantially all of the Company’s assets. At December 31, 2019, the Company had borrowings of $7,030,000 outstanding under the Facility. During 2020, the Company increased the borrowings under Facility No. 1 to $8,000,000.

On March 16, 2020, the Company opted to convert Facility No. 1 into a term loan (“Term Loan 4”). Principal payments are due in equal installments beginning April 18, 2020 and ending March 18, 2023.

On December 14, 2018, the Company entered into a term loan agreement ("Term Loan 3") in the amount of $3,500,000 with a financial institution. Borrowings under Term Loan 3 accrue interest at a fixed rate of 5.46%. Borrowings under Term Loan 3 are payable in 36 fixed monthly installments of $105,960, and Term Loan 3 matures on November 30, 2021. Term Loan 3 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 3, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios. The balance of Term Loan 3 at December 31, 2019 was $2,403,749.

On October 17, 2017, the Company entered into a term loan agreement ("Term Loan 2") in the amount of $3,500,000 with a financial institution. Borrowings under Term Loan 2 accrue interest at a fixed rate of 4.5%. Borrowings under Term Loan 2 are payable in 36 fixed monthly installments of $104,135, and Term Loan 2 matures on October 17, 2020. Term Loan 2 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 2, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios. The balance of Term Loan 2 at December 31, 2019 was $1,020,071.

On March 13, 2017, the Company entered into a term loan (“Term Loan 1”) in the amount of $1,000,000 for equipment purchases. Repayment on Term Loan 1 commenced on April 13, 2017 and is payable in monthly principal installments of $41,667 plus interest at LIBOR plus 2.75%. Term Loan 1 matured on March 13, 2019, at which time all unpaid principal and interest was due. Term Loan 1 was collateralized by the Company’s assets and guaranteed by a Member of the Company. All amounts owed under Term Loan 1 were repaid in 2019.

As of December 31, 2019, the Company was not in compliance with the Debt Service Coverage Ratio (as defined) financial covenant. On December 4, 2020, the Company received a waiver from the lender for the noncompliance.

13

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Non-Revolving Lines of Credit

In December 2015, the Company entered into a non-revolving line of credit agreement (“NRLCA 2”) which permitted borrowings up to a maximum of $1,600,000 for equipment purchases through the draw period ending April 17, 2016. Interest only was payable monthly at the LIBOR plus 2.50% per annum during the draw period. Commencing May 2016, monthly principal payments began at $46,740 including interest at 3.25% per annum through April 2019, at which time all unpaid principal and interest was due. The NRCLCA 2 was collateralized by the Company assets, guaranteed by a Member of the Company, and subject to financial and nonfinancial covenants. All amounts owed under NRLCA were repaid in 2019.

In August 2014, the Company entered into a non-revolving line of credit agreement (“NRLCA 1”) which permitted borrowings up to a maximum of $4,000,000 for equipment purchases through the draw period ending February 21, 2016. Interest only was payable monthly at LIBOR plus 2.50% per annum during the draw period. Commencing March 2016, monthly principal payments began at $120,300 including interest at 2.85% per annum through February 2019, at which time all unpaid principal and interest was due. The NRLCA 1 was collateralized by the Company's assets, guaranteed by a Member of the Company and subject to financial and nonfinancial covenants. All amounts owed under NRCLA 1 were repaid in 2019.

The future minimum annual payments on long-term debt as of December 31, 2019 are as follows:

2020	$4,237,630
2021	3,901,332
2022	2,363,338
Total future payments	10,502,300
Less: Current portion	(4,237,630)
Total long-term debt	$6,264,670

8.	Related Party Transactions

During 2019, a note receivable due from a Member of $670,270 was distributed as a draw, resulting in a non-cash transaction.

9.	Commitments and Contingencies

The Company leases its offices and operating facilities under operating lease agreements which expire through June 30, 2024. The leases provide for aggregate monthly lease payments ranging from $39,737 to $44,128 per month over the lease terms. Under the terms of the lease agreements, the Company is also responsible for operating expenses including utilities and real estate taxes. Rent expense is recognized on the straight-line method over the term of the leases. The difference between the contractual rent according to the terms of the leases and the rent expense recorded in the financial statements is recorded as deferred rent. Deferred rent was $11,763 at December 31, 2019.

14

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

As of December 31, 2019, future minimum lease payments under the operating lease agreements were as follows:

2020	$388,387
2021	388,387
2022	388,387
2023	388,387
2024	194,193
Total future minimum lease payments	$1,747,741

Rent expense for the year ended December 31, 2019 was $657,314 and includes expenses for utilities and real estate taxes.

The Company can be a party to lawsuits arising in the ordinary course of business. Management believes the Company has adequate insurance coverage to reduce its risk of loss. The Company accrues for loss contingencies when the matter becomes known, is deemed to be a probable loss and estimable. As of December 31, 2019, no accrual for loss contingencies were deemed necessary.

10.	Concentration of Risk and Uncertainty

Credit Risk

The Company maintains cash in bank accounts which may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts and believes there is little or no exposure to any significant credit risk.

Trade accounts receivable are due primarily from financial institutions and other owners of automated teller machines. The Company does not require collateral from its customers but may suspend service if a default in payment occurs. As of December 31, 2019, accounts receivable from two customers represented approximately 64% of total accounts receivables. These two customers also accounted for approximately 33% of the total revenues in 2019.

Supply Risk

The Company's business depends on the availability, capacity, affordability, reliability and security of third-party cellular network service providers. Only a small number of major cellular providers in the United States offer the cellular network services the Company requires. The majority of the Company’s network services are currently purchased from a limited number of major national network service providers. Although management believes that alternate network providers could be found in a timely manner, any disruption of these services could have a material adverse effect on the Company's financial position, results of operations and cash flows.

15

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Outside Networking Devices (Note 3)

The Company’s products are concentrated in the networking and smart connected industries, which are characterized by rapid technological advances, changes in customer requirements and evolving regulatory requirements and industry standards. The success of the Company depends on management’s ability to anticipate and/or respond quickly and adequately to such changes. Any significant disruption in the functioning of the Company’s products could have a material adverse effect on its business and operating results. As of December 31, 2019, approximately 80% of the Company's networking routers (included in property and equipment) are in service at multiple locations owned by two of its customers.

11.	Subsequent Events

On May 4, 2020, the Company obtained a Business Loan (the “PPP Loan 1”) in the amount of $1,688,979 at an interest rate of 1% from its financial institution under the CARES Act which was passed by Congress and signed into law on March 27, 2020. The Paycheck Protection Program established by the CARES Act, was designed to provide direct incentive for small businesses to keep their employees on the payroll. Principal and interest on the PPP Loan 1 is due in equal monthly payments commencing on the first payment date, which is after November 4, 2020, and continuing on the same day of each month thereafter until the maturity date. PPP Loan 1 matures on May 4, 2022. If the Company meets certain conditions, the PPP Loan 1 may ultimately be forgiven in whole or in part.

On April 30, 2020, the Company obtained a Business Loan (the “PPP Loan 2”) in the amount of $155,189 at an interest rate of 1% from its financial institution under the CARES Act. Principal and interest on the PPP Loan 2 is due in equal monthly payments commencing on the first payment date, which is after October 30, 2020, and continuing on the same day of each month thereafter until the maturity date. The Loan matures on April 30, 2022. If the Company meets certain conditions, the PPP Loan 2 may ultimately be forgiven in whole or in part.

16

Ventus Holdings, LLC and Subsidiaries

Consolidated Financial Statements

December 31, 2020

Ventus Holdings, LLC and Subsidiaries

Index to Consolidated Financial Statements

December 31, 2020

Page(s)

Independent Auditor’s Report	1-2

Financial Statements:

Consolidated Balance Sheet	3

Consolidated Statement of Operations	4

Consolidated Statement of Changes in Members’ Equity	5

Consolidated Statement of Cash Flows	6

Notes to Consolidated Financial Statements	7 -16

REYNOLDS + ROWELLA

ACCOUNTING AND CONSULTING

Independent Auditor's Report

To the Members of

Ventus Holdings, LLC

and Subsidiaries

Norwalk, Connecticut

We have audited the accompanying consolidated financial statements of Ventus Holdings, LLC and Subsidiaries (the "Company"), which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statements of operations, changes in members' equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

90 Grove Street | Ridgefield, CT 06877 | 203 438 0161 f 203 431 3570

51 Locust Avenue | New Canaan, CT 06840 | 203 972 5191

reynoldsrowella.com

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly,  in all material respects, the financial position of Ventus Holdings, LLC and Subsidiaries as of December 31, 2020, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Reynolds + Rowella, LLP
Reynolds + Rowella, LLP

New Canaan, Connecticut

August 2, 2021

Ventus Holdings, LLC and Subsidiaries

Consolidated Balance Sheet

As of December 31, 2020

Assets
Current Assets:
Cash and cash equivalents	$6,290,686
Accounts receivable	4,453,759
Inventory	1,186,877
Prepaid expenses and other current assets	546,658
Total Current Assets	12,477,980

Property and equipment, net	16,135,406
Capitalized software costs, net	1,808,897
Security deposit	252,002
Total Assets	$30,674,285

Liabilities and Members' Equity
Current Liabilities:
Accounts payable	$1,056,415
Accrued expenses	804,132
Deferred revenue	1,712,088
PPP Loan	1,844,168
Note payable, current portion	3,902,967
Capital leases, current portion	504,868
Total Current Liabilities	9,824,638

Note payable, less current portion	3,333,333
Total Liabilities	13,157,971

Members' Equity	17,516,314
Total Liabilities and Members' Equity	$30,674,285

See accompanying notes to consolidated financial statements.

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Operations

For the Year Ended December 31, 2020

Net Revenues	$46,124,012
Cost of Goods and Services	10,774,188
Gross Profit	35,349,824

Operating Expenses:
Selling, general and administrative expenses	16,478,865
Depreciation and amortization	3,209,788
Research and development	268,488
Advertising	74,313
Total Operating Expenses	20,031,454
Income From Operations	15,318,370

Other Income (Expenses):
Other income	16,049
Interest expense	(385,638)
Total Other Expenses, Net	(369,589)

Net Income	$14,948,781

See accompanying notes to consolidated financial statements.

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Equity

For the Year Ended December 31, 2020

Total Members' Equity
December 31, 2019	$11,008,336
Distributions to members	(8,440,803)
Net income	14,948,781
December 31, 2020	$17,516,314

See accompanying notes to consolidated financial statements.

Ventus Holdings, LLC and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2020

Operating Activities
Net income	$14,948,781
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,209,788
Changes in operating assets and liabilities:
Accounts receivable	433,400
Inventory	304,807
Prepaid expenses and other current assets	57,616
Accounts payable	(1,244,758)
Accrued expenses	224,573
Deferred revenue	274,791
Net Cash Provided by Operating Activities	18,208,998
Investing Activities
Purchases of property and equipment	(1,625,502)
Cost of software development	(514,795)
Net Cash Used in Investing Activities	(2,140,297)
Financing Activities
Proceeds from PPP loan	1,844,168
Repayments of note payable — bank, net	(3,266,000)
Repayment of capital lease obligations	(624,035)
Distributions to members	(8,440,805)
Net Cash Used in Financing Activities	(10,486,672)

Net Change in Cash and Cash Equivalents	5,582,029
Cash and Cash Equivalents, Beginning of Year	708,657
Cash and Cash Equivalents, End of Year	$6,290,686

Supplemental cash flow disclosure information:
Cash paid during the year for:
Interest paid	$385,638
Income taxes paid	$91,387

See accompanying notes to consolidated financial statements.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

1.	Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Ventus Holdings, LLC and Subsidiaries (the “Company”) is a provider of customized managed network services for distributed enterprises. The Company's managed network services are utilized for the deployment of all types of networked devices across the financial, office, retail, and hospitality sectors including automated teller machines, point of sale equipment, and automated kiosks. These aggregated services are delivered to our customers as a complete Network-as-a-Service solution which includes network design, network testing, hardware procurement, field services, maintenance, monitoring, reporting, technical support, and electronic billing. The Company also conducts certain business activities under the names Ventus Wireless LLC, Ventus Networks, LLC, Kick Wireless Services, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc. Ventus Technologies, LLC, Vclipz Inc., Ventus Wireless CA, Inc., and Ventus Global Communications, LLC.

Principles of Consolidation

The consolidated financial statements include the accounts of Ventus Holdings, LLC’s wholly owned subsidiaries: Ventus Wireless, LLC, Ventus Technologies, LLC, Kick Wireless Services, LLC, Ventus Global Communications, LLC, and the related entities; Ventus Networks, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc, Ventus Wireless CA, Inc, and VClipz, Inc. All inter-company accounts and transactions have been eliminated in the consolidation of these subsidiaries.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 606 Revenue from Contracts with Customers (“ASC Topic 606”), as amended. ASC Topic 606 requires the Company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange from those goods or services. The Company follows a five-step model to (a) identify the contract with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when (or as) the Company satisfies a performance obligation.  In determining the transaction price, the Company includes variable consideration only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved.

The Company’s primary sources of revenues are (1) monthly managed-service revenues, and (2) sale of equipment. However, an allowance is not recorded at the time of sale because the Company believes that returns are minimal based on historical experience.

Managed-Service Revenue:

Generally, service revenues are billed on the first of the month and are recognized as revenue when the services are rendered, and the revenue recognition criteria have been met. Amounts that have been invoiced are recorded in accounts receivable and deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Equipment or Product Revenue:

In connection with its managed network services, the Company may sell customers proprietary cellular and broadband routers. Such equipment is generally billed and recognized as revenue upon shipment to the customers.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2020.

Accounts Receivable

Accounts receivable are carried at original invoiced amounts less an estimate made for an allowance for doubtful accounts. The allowance for doubtful accounts is determined based on a review of outstanding amounts monthly. Management determines the allowance for doubtful accounts by regularly evaluating individual customer balances and considering the customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as a reduction to bad debt expense when received.

The Company considers all accounts receivable balances to be fully collectible as of December 31, 2020, and therefore no allowance for doubtful accounts was considered necessary.

Inventories

Inventory consists primarily of assembled network routers and spare parts which are valued at lower of cost or market, with cost being determined by the weighted-average cost method.

Property and Equipment, Net

Property and equipment are carried at historical cost, less accumulated depreciation. Depreciation of property and equipment is recorded using the straight-line method based on the following estimated useful lives:

Years
Network routers	7–10
Furniture and fixtures	5–7
Computer equipment	5
Vehicles	3-5

Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Capitalized Software and Development Costs, Net

Costs incurred during the application development phase of internally developed software are capitalized only when the Company believes it is probable the development will result in new or additional functionality. Capitalized internally developed software is amortized on a straight-line basis over its estimated life of 3 to 5 years once it is placed into service. Capitalized costs during the application development phase may include employee compensation and third-party consulting and related development costs. Costs related to the preliminary project phase and post-implementation activities are expensed as incurred.

Long- Lived Assets and Impairment Assessment

The Company evaluates long-lived assets for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. This includes but is not limited to significant adverse changes in business climate, market conditions, or other events that indicate an asset's carrying amount may not be recoverable. If such review indicates that the carrying amount of long-lived assets are not recoverable, the carrying amount of such assets is reduced to its estimated fair value.

Research and Development

Research and development expenditures which are expensed as incurred, were $268,488 for the year ended December 31, 2020.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expenses for the year ended December 31, 2020 were $74,313.

Shipping and Handling Costs

Shipping and handling costs are included in cost of goods and services.

Income Taxes

As a limited liability company, the Company has elected to be taxed as a partnership. As such, income passes through to the Members and the Company has no liability for federal and state income taxes except for Connecticut income taxes.

Management has evaluated all significant tax positions as required by generally accepted accounting principles in the United States of America. Management is of the opinion that the Company has not taken any material tax positions that would require the recording of any or an additional tax liability by the Company or for the Members of the Company, nor is Management of the opinion that there are any unrealized tax benefits that would either require recognition or disclosure. If required, it is the Company's policy to recognize any estimated interest and penalties in the provision for taxes. The Company’s 2018 through 2020 tax returns are subject to examination by federal, state and local tax authorities.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (ASU 2016-02). ASU 2016-02 requires all leases with terms greater than 12 months to be recognized on the balance sheet through a right-of-use asset and a lease liability and the disclosure of key information pertaining to leasing arrangements. ASU 2016-02 will be effective for years beginning after December 15, 2020, with early adoption permitted. The Company is currently evaluating the impact the standard will have on its financial statements and related disclosures upon adoption.

In April 2015, the FASB issued Accounting Standards Update No. 2015-05, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement, to help entities evaluate the accounting for fees paid by a customer in a cloud computing arrangement (hosting arrangement) by providing guidance for determining when the arrangement includes a software license. The amendments are effective for annual reporting periods beginning after December 15, 2020, and interim periods within annual periods beginning after December 15, 2021 and early adoption is permitted. The Company is currently evaluating the impact that the updates to the standard will have on its financial statements upon adoption.

Events Occurring After Reporting Date

The Company has evaluated events and transactions occurring between December 31, 2020 and August 2, 2021, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

2.	Inventories

Inventories on December 31, 2020 consisted of the following:

Routers	$930,687
Spare parts	256,190
Total	$1,186,877

3.	Property and Equipment, Net

Property and equipment, net at December 31, 2020 consisted of the following:

Network routers	$29,974,954
Computers and equipment	5,710,498
Furniture and leasehold improvements	1,661,464
Router molds, tooling and dies	424,010
Vehicles	126,092
Total property and equipment, at cost	37,897,018

Less: accumulated depreciation and amortization	(21,761,612)
Property and equipment, net	$16,135,406

Depreciation and amortization expense pertaining to property and equipment for the year ended December 31, 2020 was $2,990,111.

4.	Capitalized Software and Development, Net

Capitalized software and development costs, net on December 31, 2020 consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Amount
Amortizable intangible asset capitalized software costs	$2,196,772	$(387,875)	$1,808,897
Total	$2,196,772	$(387,875)	$1,808,897

Amortization of expense pertaining to capitalized software and development cost for the year ended December 31, 2020 was $219,677.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

The estimated amortization expense for the next five years ending December 31 is as follows:

2021	$439,354
2022	439,354
2023	439,354
2024	439,354
2025	51,481
Total estimated amotization expense	$1,808,897

5.	Capital Leases

The Company computer equipment under various non-cancelable capital leases expiring at various times. Amortization related to the leased assets is included in depreciation and amortization expense. The future minimum annual payments under capital lease arrangements as of December 31, 2020 are as follows:

2021	504,868
Total Future Lease Payments	$504,868

As of December 31, 2020, capital leases included in property and equipment in the consolidated balance sheet consisted of:

Equipment	$1,205,557
Total property and equipment under capital lease	1,205,557

Less: accumulated depreciation	(690,944)
Property and equipment under capital lease, net	$514,613

6.	Revolving Line of Credit

In March 2017, the Company amended its credit agreement with a financial institution which increased the revolving line of credit (the “Credit Line”) from $1,750,000 to $2,500,000. The Credit Line was renewed on December 14, 2018 and extended through September 30, 2020. On December 4, 2020, the Company amended the existing agreement which extended the available borrowing period of Credit Line from September 30, 2020 to September 30, 2021. The credit facility provides for a revolving line up to $2,500,000 or the borrowing base as defined. The Credit Line is collateralized by substantially all the Company’s assets and is guaranteed by a Member of the Company. The Credit Line includes certain financial and non-financial covenants. Interest on outstanding borrowings is payable monthly at the LIBOR daily floating rate plus 2.50%. At December 31, 2020, the Company had no borrowings outstanding under the Credit Line.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

7.	Long-Term Debt

Long-term debt on December 31, 2020 consisted of the following:

Notes Payable – Term Loans

On March 18, 2019, the Company entered a revolving line of credit facility (“Facility No. 1”) in the amount of $8,000,000. Facility No.1 is available to the Company between March 19, 2019 and March 18, 2023. Interest is payable on any outstanding borrowing which is equal to the LIBOR Daily Floating Rate plus 2.50%.

On March 16, 2020, the Company opted to convert Facility No. 1 into a term loan (“Term Loan 3”). Principal payments are due in equal installments beginning April 18, 2020 and ending March 18, 2023. As of December 31, 2020, the Company had borrowings of $6,000,000 outstanding under Term Loan 3. Borrowing under Term Loan 3 accrue interest at a fixed rate of 2.64%. Borrowings under Term Loan 3 are payable in fixed monthly installments of $222,222. Term Loan 3 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 3, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios.

On December 14, 2018, the Company entered into a term loan agreement ("Term Loan 2") in the amount of $3,500,000 with a financial institution. Borrowings under Term Loan 2 accrue interest at a fixed rate of 5.46%. Borrowings under Term Loan 2 are payable in 36 fixed monthly installments of $105,960, and Term Loan 2 matures on November 30, 2021. Term Loan 2 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 2, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios. The balance of Term Loan 2 at December 31, 2020 was $1,236,300.

On October 17, 2017, the Company entered into a term loan agreement ("Term Loan 1") in the amount of $3,500,000 with a financial institution. Borrowings under Term Loan 1 accrue interest at a fixed rate of 4.5%. Borrowings under Term Loan 1 are payable in 36 fixed monthly installments of $104,135, and Term Loan 1 matured on October 17, 2020. Term Loan 1 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 1, the Company was subject to certain reporting and financial covenants including maintaining certain financial ratios. All amounts owed under Term Loan 1 were repaid in 2020.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

The future minimum annual payments on Note Payable for the year ending December 31 are as follows:

2021	$3,902,967
2022	2,666,667
2023	666,666
Total future payments	7,236,300
Less: Current portion	(3,902,967)
Total Note Payable	$3,333,333

8.	Commitments and Contingencies

The Company leases its offices and operating facilities under operating lease agreements which expire through June 30, 2024. The leases provide for aggregate monthly lease payments ranging from $39,737 to $44,128 per month over the lease terms. Under the terms of the lease agreements, the Company is also responsible for operating expenses including utilities and real estate taxes. Rent expense is recognized on the straight-line method over the term of the leases. The difference between the contractual rent according to the terms of the leases and the rent expense recorded in the financial statements is recorded as deferred rent. Deferred rent was $1,433 on December 31, 2020.

The future annual minimum lease payments under the operating lease agreements for the years ending December 31 are as follows:

2021	$388,387
2022	388,387
2023	388,387
2024	194,193
Total future minimum lease payments	$1,359,354

Rent expense for the year ended December 31, 2020 was $606,294 and includes expenses for utilities and real estate taxes.

The Company can be a party to lawsuits arising in the ordinary course of business. Management believes the Company has adequate insurance coverage to reduce its risk of loss. The Company accrues for loss contingencies when the matter becomes known, is deemed to be a probable loss and estimable. As of December 31, 2020, no accrual for loss contingencies were deemed necessary.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

9.	Concentration of Risk

Credit Risk

The Company maintains cash in bank accounts which may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts and believes there is little or no exposure to any significant credit risk.

Trade accounts receivable are due primarily from financial institutions and other owners of automated teller machines. The Company does not require collateral from its customers but may suspend service if a default in payment occurs. As of December 31, 2020, accounts receivable from two customers represented approximately 54% of total accounts receivables. These two customers also accounted for approximately 32% of the total revenues in 2020.

Supply Risk

The Company's business depends on the availability, capacity, affordability, reliability, and security of third-party cellular network service providers. Only a small number of major cellular providers in the United States offer the cellular network services the Company requires. The majority of the Company’s network services are currently purchased from a limited number of major national network service providers. Although management believes that alternate network providers could be found in a timely manner, any disruption of these services could have a material adverse effect on the Company's financial position, results of operations and cash flows.

Outside Networking Devices (Note 3)

The Company’s products are concentrated in the financial and networking industry, which are impacted by rapid technological advances, changes in customer requirements and evolving regulatory requirements and industry standards. The success of the Company depends on management’s ability to anticipate and/or respond quickly and adequately to such changes. Any significant disruption in the functioning of the Company’s products could have a material adverse effect on its business and operating results. As of December 31, 2020, approximately 80% of the Company's networking routers (included in property and equipment) are in service at multiple locations owned by two of its customers.

10.	Risk and Uncertainties

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. As of the date of our audit report, the COVID-19 pandemic continues to persist domestically and globally. Accordingly, there is no assurance that the continued effect of the COVID-19 pandemic will not have a material adverse impact on the future results of the Company.

Ventus Holdings, LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

11.	Payroll Protection Payroll Program Loan

On May 4, 2020, the Company obtained a Business Loan (the “PPP Loan 2”) in the amount of $1,688,979 at an interest rate of 1% from its financial institution under the CARES Act which was passed by Congress and signed into law on March 27, 2020. The Paycheck Protection Program established by the CARES Act, was designed to provide direct incentive for small businesses to keep their employees on the payroll. Principal and interest on the PPP Loan 2 is due in equal monthly payments commencing on the first payment date, which is after November 4, 2020, and continuing the same day of each month thereafter until the maturity date. PPP Loan 2 matures on May 4, 2022. If the Company meets certain conditions, the PPP Loan 2 may ultimately be forgiven in whole or in part. As of December 31, 2020, the full amount of the PPP Loan 2 is included in current liabilities on the consolidated balance sheet. The Company is currently in the process of applying for forgiveness of the PPP Loan 2.

On April 30, 2020, the Company obtained a Business Loan (the “PPP Loan 1”) in the amount of $155,189 at an interest rate of 1% from its financial institution under the CARES Act. Principal and interest on the PPP Loan 1 is due in equal monthly payments commencing on the first payment date, which is after October 30, 2020, and continuing the same day of each month thereafter until the maturity date. The Loan matures on April 30, 2022. If the Company meets certain conditions, the PPP Loan 1 may ultimately be forgiven in whole or in part. As of December 31, 2020, the full amount of the PPP Loan 1 is included in current liabilities on the consolidated balance sheet. The Company is currently in the process of applying for forgiveness of the PPP Loan 1.

12.	Subsequent Events

On January 14, 2021, the Company entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Larsen and Toubro Infotech Limited (herein “LTI”), an Indian Corporation, and LTI Infotech Financial Services Technologies, Inc. (herein “LTI”), a Canadian corporations and their respective affiliated companies, related to information technology services, including developing an application known as the Ventus Cloud Management System (“VCM”) that the Company had engaged LTI to perform in 2014. On February 12, 2021, the Company received $425,000 under the terms of the Settlement Agreement. This amount is the full and final settlement of all claims which were or could have been, asserted against LTI by the Company, whether alleged in the litigation or not.

Ventus Holdings, LLC and Subsidiaries
Unaudited Condensed Consolidated Financial Statements
June 30, 2021

Ventus Holdings, LLC and Subsidiaries
Index to Unaudited Condensed Consolidated Financial Statements
June 30, 2021

Table of contents

Unaudited Condensed Consolidated Balance Sheets	1

Unaudited Condensed Consolidated Statements of Operations	2

Unaudited Condensed Consolidated Statements of Changes in Members’ Equity	3

Unaudited Condensed Consolidated Statements of Cash Flows	4

Notes to the Unaudited Condensed Consolidated Financial Statements	5

Ventus Holdings, LLC and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

June 30, 2021

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$7,377,124	$6,290,686
Accounts receivable	6,038,540	4,453,759
Inventory	1,661,197	1,186,877
Prepaid expenses and other current assets	553,242	546,658
Total current assets	15,630,103	12,477,980
Property and equipment, net	16,096,099	16,135,406
Capitalized software costs, net	1,670,179	1,808,897
Security deposit	252,002	252,002
Total assets	$33,648,383	$30,674,285

Liabilities and members' equity
Current liabilities:
Accounts payable	$2,195,887	$1,056,415
Accrued expenses	1,344,207	804,132
Deferred revenue	2,010,458	1,712,088
PPP loan	1,844,168	1,844,168
Notes payable	3,284,817	3,902,967
Capital leases	186,871	504,868
Total current liabilities	10,866,408	9,824,638
Notes payable, less current portion	2,009,373	3,333,333
Total liabilities	12,875,781	13,157,971
Members’ equity	20,772,602	17,516,314
Total liabilities and members’ equity	$33,648,383	$30,674,285

See accompanying notes to the unaudited condensed consolidated financial statements

1

Ventus Holdings, LLC and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations
June 30, 2021

	For the six months ended
	June 30, 2021	June 30, 2020
Net revenues	$26,655,463	$22,482,238
Cost of goods and services	6,340,277	5,126,780
Gross profit	20,315,186	17,355,458
Operating expenses:
Selling, general and administrative expenses	8,475,467	7,157,731
Depreciation and amortization	1,643,020	1,757,332
Research and development	72,854	169,542
Advertising	31,902	397,449
Total operating expenses	10,223,243	9,482,054
Income from operations	10,091,943	7,873,404
Other income/(expenses):
Other income	425,000	-
Interest expense	(112,932)	(226,027)
Total other income/(expense), net	312,068	(226,027)
Net income	$10,404,011	$7,647,377

See accompanying notes to the unaudited condensed consolidated financial statements

2

Ventus Holdings, LLC and Subsidiaries

Unaudited Condensed Consolidated Statements of Changes in Members’ Equity

June 30, 2021

Balance at December 31, 2019	$11,008,336
Distributions to members	(3,306,996)
Net income	7,647,377
Balance at June 30, 2020	$15,348,717

Balance at December 31, 2020	$17,516,314
Distributions to members	(7,147,723)
Net income	10,404,011
Balance at June 30, 2021	$20,772,602

See accompanying notes to the unaudited condensed consolidated financial statements

3

Ventus Holdings, LLC and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

June 30, 2021

	For the six months ended,
	June 30, 2021	June 30, 2020
Operating activities
Net income	$10,404,011	$7,647,377
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,643,020	1,757,332
Changes in operating assets and liabilities:
Accounts receivable	(1,584,781)	5,427,424
Inventories	(474,320)	(2,565)
Prepaid expenses and other current assets	(6,584)	(527,937)
Accounts payable	1,139,472	(5,203,425)
Accrued expenses	540,075	(322,358)
Deferred revenue	298,370	-
Net cash provided by operating activities	11,959,263	8,775,848
Investing activities
Sale and purchases of property and equipment	(1,215,838)	3,162,166
Cost of software development	(249,157)	(282,929)
Net cash used in investing activities	(1,464,995)	2,879,237
Financing activities
Repayments of notes payable	(1,942,112)	916,560
Repayment of capital lease obligations	(317,997)	(310,313)
Distributions to members	(7,147,723)	(7,001,270)
Net cash used in financing activities	(9,407,832)	(6,395,023)
Net change in cash and cash equivalents	1,086,438	5,260,062
Cash and cash equivalents, beginning of period	6,290,686	582,485
Cash and cash equivalents, end of period	$7,377,124	$5,842,547

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest paid	$112,932	$18,856
Income taxes paid	$205,868	$7,938

See accompanying notes to the unaudited condensed consolidated financial statements

4

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

1.	Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Ventus Holdings, LLC and Subsidiaries (the "Company") is a provider of customized managed network services for distributed enterprises. The Company's managed network services are utilized for the deployment of all types of networked devices across the financial, office, retail, and hospitality sectors including automated teller machines, point of sale equipment, and automated kiosks. These aggregated services are delivered to our customers as a complete Network-as-a-Service solution which includes network design, network testing, hardware procurement, field services, maintenance, monitoring, reporting, technical support, and electronic billing. The Company also conducts certain business activities under the names Ventus Wireless LLC, Ventus Networks, LLC, Kick Wireless Services, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc. Ventus Technologies, LLC, VClipz Inc., Ventus Wireless CA, Inc., and Ventus Global Communications, LLC.

Principles of Consolidation

The consolidated financial statements include the accounts of Ventus Holdings, LLC's wholly owned subsidiaries: Ventus Wireless, LLC, Ventus Technologies, LLC, Kick Wireless Services, LLC, Ventus Global Communications, LLC, and the related entities; Ventus Networks, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc, Ventus Wireless CA, Inc, and VClipz, Inc. All inter-company accounts and transactions have been eliminated in the consolidation of these subsidiaries.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board Accounting Standard Codification ("ASC") Topic 606 Revenue from Contracts with Customers ("ASC Topic 606"}, as amended. ASC Topic 606 requires the Company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The Company follows a five-step model to (a) identify the contract with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when (or as) the Company satisfies a performance obligation. In determining the transaction price, the Company includes variable consideration only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved.

The Company's primary sources of revenues are (1) monthly managed-service revenues, and (2) sales of equipment.

Managed-Service Revenue:

Generally, service revenues are billed on the first of the month and are recognized as revenue when the services are rendered, and the revenue recognition criteria have been met. Amounts that have been invoiced are recorded in accounts receivable and deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

Equipment or Product Revenue:

In connection with its managed network services, the Company may sell customers proprietary cellular and broadband routers. Such equipment is generally billed and recognized as revenue upon shipment to the customers.

5

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. There were no cash equivalents as of June 30, 2021 and December 31, 2020.

Accounts Receivable

Accounts receivable are carried at original invoiced amounts less an estimate made for an allowance for doubtful accounts. The allowance for doubtful accounts is determined based on a review of outstanding amounts monthly. Management determines the allowance for doubtful accounts by regularly evaluating individual customer balances and considering the customer's financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as a reduction to bad debt expense when received.

The Company considers all accounts receivable balances to be fully collectible as of June 30, 2021 and December 31, 2020, and therefore no allowance for doubtful accounts was considered necessary.

Inventories

Inventory consists primarily of assembled network routers and spare parts which are valued at lower of cost or market, with cost being determined by the weighted-average cost method.

Property and Equipment Net

Property and equipment are carried at historical cost, less accumulated depreciation. Depreciation of property and equipment is recorded using the straight-line method based on the following estimated useful lives:

Years
Network routers	7-10
Furniture and Fixtures	5-7
Computer equipment	5
Vehicles	3-5

Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Capitalized Software and Development Costs, Net

Costs incurred during the application development phase of internally developed software are capitalized only when the Company believes it is probable the development will result in new or additional functionality. Capitalized internally developed software is amortized on a straight-line basis over its estimated life of 3 to 5 years once it is placed into service. Capitalized costs during the application development phase may include employee compensation and third-party consulting and related development costs. Costs related to the preliminary project phase and post-implementation activities are expensed as incurred.

Long-Lived Assets and Impairment Assessment

The Company evaluates long-lived assets for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. This includes but is not limited to significant adverse changes in business climate, market conditions, or other events that indicate an asset's carrying amount may not be recoverable. If such review indicates that the carrying amount of long-lived assets are not recoverable, the carrying amount of such assets is reduced to its estimated fair value.

6

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

Research and Development

Research and development expenditures which are expensed as incurred, were $72,854 and $169,542 for the six-month period ended June 30, 2021 and 2020, respectively.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expenses for the six-month period ended June 30, 2021 and June 30, 2020 were $31,902 and $31,208, respectively.

Shipping and Handling Costs

Shipping and handling costs are included in cost of goods and services.

Income Taxes

As a limited liability company, the Company has elected to be taxed as a partnership. As such, income passes through to the Members and the Company has no liability for federal and state income taxes except for Connecticut income taxes.

Management has evaluated all significant tax positions as required by generally accepted accounting principles in the United States of America. Management is of the opinion that the Company has not taken any material tax positions that would require the recording of any or an additional tax liability by the Company, nor is Management of the opinion that there are any unrealized tax benefits that would either require recognition or disclosure. If required, it is the Company's policy to recognize any estimated interest and penalties in the provision for taxes. The Company's 2018 through 2020 tax returns are subject to examination by federal, state and local tax authorities.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (ASU 2016-02). ASU 2016-02 requires all leases with terms greater than 12 months to be recognized on the balance sheet through a right-of- use asset and a lease liability and the disclosure of key information pertaining to leasing arrangements. ASU 2016-02 will be effective for years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, with early adoption permitted. The Company is currently evaluating the impact the standard will have on its financial statements and related disclosures upon adoption.

In April 2015, the FASB issued Accounting Standards Update No. 2015-05, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement, to help entities evaluate the accounting for fees paid by a customer in a cloud computing arrangement (hosting arrangement) by providing guidance for determining when the arrangement includes a software license. The amendments are effective for annual reporting periods beginning after December 15, 2020, and interim periods within annual periods beginning after December 15, 2021 and early adoption is permitted. The Company is currently evaluating the impact that the updates to the standard will have on its financial statements upon adoption.

7

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

Events Occurring After Reporting Date

The Company has evaluated events and transactions occurring between June 30, 2021 and December 31, 2021 which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

8

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

2. Inventories

Inventories as of June 30, 2021 and December 31, 2020 consisted of the following

	June 30, 2021	December 31, 2020
Routers	$547,681	$930,687
Spare Parts	967,664	256,190
3rd Party Hardware Inventory	145,852	-
Total	$1,661,197	$1,186,877

3.	Property and Equipment, Net

Property and equipment, net as of June 30, 2021 and December 31, 2020 consisted of the following

	June 30, 2021	December 31, 2020
Network routers	$31,088,829	$29,974,954
Computers and equipment	5,784,764	5,710,498
Furniture and leasehold improvements	1,661,464	1,661,464
Router molds, tooling and dies	428,177	424,010
Vehicles	126,092	126,092
Total property and equipment, at cost	$39,089,326	$37,897,018
Less: Accumulated depreciation and amortization	(22,993,227)	(21,761,612)
Property and equipment, net	$16,096,099	$16,135,406

Depreciation and amortization expense pertaining to property and equipment for the six-months ended June 30, 2021 and 2020 was $1,255,145 and $1,574,988, respectively.

4.	Capitalized Software and Development, Net

Capitalized software and development costs, net as of June 30, 2021 consisted of the following

	Gross Carrying Amount	Accumulated Amortization	Net Amount
Amortizable intangible asset capitalized software costs	$2,445,929	$(775,750)	$1,670,179
	$2,445,929	$(775,750)	$1,670,179

Capitalized software and development costs, net as of December 31, 2020 consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Amount
Amortizable intangible asset capitalized software costs	$2,196,772	$(387,875)	$1,808,897
	$2,196,772	$(387,875)	$1,808,897

Amortization expense pertaining to capitalized software and development cost for the six- months ended June 30, 2021 and 2020 was $387,875 and $182,344, respectively.

9

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

The estimated amortization expense related to intangible assets for the remainder of fiscal 2021 and the succeeding fiscal years ending December 31 were as follows:

2021 (six months)	$(244,593)
2022	(489,186)
2023	(489,186)
2024	(320,988)
2025	(101,311)
Thereafter	(24,915)
Total estimated amortization expense	$(1,670,179)

5.	Capital Leases

The Company leases computer equipment under various non-cancelable capital leases expiring at various times. Amortization related to the leased assets is included in depreciation and amortization expense.

The future minimum payments under capital lease arrangements for the remainder of fiscal 2021 and the succeeding fiscal years were as follows:

2021 (six months)	$186,871
Total future lease payments	$186,871

As of June 30, 2021, and December 31, 2020, capital leases, net included in property and equipment in the consolidated balance sheet consisted of:

	June 30, 2021	December 31, 2020
Equipment	$1,205,557	$1,205,557
Less: Accumulated depreciation	(811,500)	(690,944)
Total property and equipment under capital lease, net	$394,057	$514,613

6.	Long-Term Debt

Long-term debt as of June 30, 2021 consisted of the following:

Note Payable – Term Loans

On March 18, 2019 the Company entered a revolving line of credit facility (“Facility No. 1”) in the amount of $8,000,000. Facility No.1 is available to the Company between March 19, 2019 and March 18, 2023. Interest is payable on any outstanding borrowing which is equal to the LIBOR Daily Floating Rate plus 2.50%.

On March 16, 2020, the Company opted to convert Facility No. 1 into a term loan ("Term Loan 2").

Principal payments are due in equal installments beginning April 18, 2020 and ending March 18, 2023. As of June 30, 2021, the Company had borrowings of $4,666,667 outstanding under Term Loan 2. Borrowings under Term Loan 2 accrue interest at a fixed rate of 2.64%. Borrowings under Term Loan 2 are payable in fixed monthly installments of $222,222. Term Loan 2 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 2, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios.

On December 14, 2018, the Company entered into a term loan agreement ("Term Loan 1") in the amount of $3,500,000 with a financial institution. Borrowings under Term Loan 1 accrue interest at a fixed rate of 5.46%. Borrowings under Term Loan 1 are payable in 36 fixed monthly installments of $105,960, and Term Loan 1 matures on November 30, 2021. Term Loan 1 is secured by the assets of the Company and guaranteed by a Member of the Company. Under the terms of Term Loan 1, the Company is subject to certain reporting and financial covenants including maintaining certain financial ratios. The balance of Term Loan 1 as of June 30, 2021 was $627,523.

10

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

The Company was in compliance with the financial covenants as of June 30, 2021.

The future minimum payments on Notes Payable for the remainder of fiscal 2021 and for the succeeding fiscal years were as follows:

2021 (six months)	$1,942,111
2022	2,685,413
2023	666,666
Total future payments	5,294,190
Less: Current portion	(3,284,817)
Total estimated amortization expense	$2,009,373

7.	Commitments and Contingencies

The Company leases its office and operating facilities under operating lease agreements which expire through June 30, 2024. The leases provide for aggregate monthly lease payments ranging from $39,737 to $44,128 per month over the lease terms. Under the terms of the lease agreements, the Company is also responsible for operating expenses including utilities and real estate taxes. Rent expense is recognized on the straight-line method over the term of the leases. The difference between the contractual rent according to the terms of the leases and the rent expense recorded in the financial statements is recorded as deferred rent. Deferred rent was $1,433 as of June 30, 2021 and December 31, 2020.

The future annual minimum lease payments for the remainder of fiscal 2021 and the succeeding fiscal years were as follows:

2021 (six months)	$194,193
2022	388,387
2023	388,387
2024	194,193
Total future minimum lease payments	$1,165,160

Rent expense for the six-month period ended June 30, 2021 and June 30, 2020 was $307,919 and $316,213 and includes expenses for utilities and real estate taxes.

The Company can be a party to lawsuits arising in the ordinary course of business. Management believes the Company has adequate insurance coverage to reduce its risk of loss. The Company accrues for loss contingencies when the matter becomes known, is deemed to be a probable loss and estimable. As of June 30, 2021, no accrual for loss contingencies were deemed necessary

11

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

8.	Concentration of Risk

Credit Risk

The Company maintains cash in bank accounts which may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts and believes there is little or no exposure to any significant credit risk.

Trade accounts receivable are due primarily from financial institutions and other owners of automated teller machines. The Company does not require collateral from its customers but may suspend service if a default in payment occurs. As of June 30, 2021, and December 31, 2020, accounts receivable from two customers represented approximately 58% and 54% of total accounts receivables, respectively. These two customers also accounted for approximately 13% and 37% of the total revenues in for the six-month ended June 30, 2021 and 2020, respectively.

Supply Risk

The Company's business depends on the availability, capacity, affordability, reliability, and security of third-party cellular network service providers. Only a small number of major cellular providers in the United States offer the cellular network services the Company requires. The majority of the Company's network services are currently purchased from a limited number of major national network service providers. Although management believes that alternate network providers could be found in a timely manner, any disruption of these services could have a material adverse effect on the Company's financial position, results of operations and cash flows.

Outside Networking Devices (Note 3)

The Company's products are concentrated in the financial and networking industry, which are impacted by rapid technological advances, changes in customer requirements and evolving regulatory requirements and industry standards. The success of the Company depends on management's ability to anticipate and/or respond quickly and adequately to such changes. Any significant disruption in the functioning of the Company's products could have a material adverse effect on its business and operating results. As of June 30, approximately 80% of the Company's networking routers (included in property and equipment) are in service at multiple locations owned by two of its customers.

9.	Risk and Uncertainties

On March 11, 2020, the World Health Organization declared a pandemic related to the rapidly spreading Coronavirus ("COVID-19") outbreak, which has led to a global health emergency. Throughout most of 2020, particularly during the first half of the year 2020, the COVID-19 pandemic has caused widespread. disruptions and had adversely affected the global economy resulting in an economic downturn. During the first half of, there has been a resurgence in COVID-19 cases, around the world including the United States. As a result, the extent to which the COVID-19 pandemic will continue to impact the Organization will depend on length of the resurgence and further federal or local government regulations. Accordingly, there is no assurance that the COVID-19 pandemic will not have a material adverse impact on the future operations of the Company.

10.	Payroll Protection Payroll Program Loan

On May 4, 2020, the Company obtained a Business Loan ("PPP Loan 2") in the amount of $1,688,979 at an interest rate of 1% from its financial institution under the CARES Act which was passed by Congress and signed into law on March 27, 2020. The Paycheck Protection Program established by the CARES Act, was designed to provide direct incentive for small businesses to keep their employees on the payroll. PPP Loan 2 matures on May 4, 2022. If the Company meets certain conditions, PPP Loan 2 may ultimately be forgiven in whole or in part. As of June 30, 2021, and December 31, 2020, the full amount of the PPP Loan 2 is included in current liabilities on the consolidated balance sheet. PPP Loan 2 was forgiven by the Small Business Administration ("SBA") on September 18, 2021.

12

Ventus Holdings, LLC and Subsidiaries

Notes to the Unaudited Condensed Consolidated Financial Statements
June 30, 2021

On April 29, 2020, the Company obtained a Business Loan ("PPP Loan 1") in the amount of $155,189 at an interest rate of 1% from its financial institution under the CARES Act. PPP Loan 1 matures on April 30, 2022. If the Company meets certain conditions, the PPP Loan 1 may ultimately be forgiven in whole or in part. As of June 30, 2021, and December 31, 2020, the full amount of the PPP Loan 1 is included in current liabilities on the consolidated balance sheet. PPP Loan 1 was forgiven by the SBA on September 30, 2021.

11.	Settlement Agreement

On January 14, 2021, the Company entered into a final Settlement Agreement and Mutual Release (the "Settlement Agreement") with Larsen and Toubro lnfotech Limited (herein "LTl"), an Indian Corporation, and LTl lnfotech Financial Services Technologies, Inc. (herein "LTl"), a Canadian corporation and their respective affiliated companies, related to information technology services, including developing an application known as the Ventus Cloud Management System ("VCM") that the Company had engaged LTl to perform in 2014. On February 12, 2021, the Company received $425,000 under the terms of the Settlement Agreement. This amount is the full and final settlement of all claims which were or could have been, asserted against LTl by the Company, whether alleged in the litigation or not.

12.	Subsequent Events

On November 1, 2021, the Company was acquired by Digi International (herein "Digi”), a leading provider of loT products and solutions supporting industries from retail and banking to medical.

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